UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              --------------------

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of report (Date of earliest event reported):
                                October 26, 2004

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                              EUROBANCSHARES, INC.
             (Exact name of registrant as specified in its charter)

                              --------------------

 Commonwealth of Puerto Rico           000-50872                 66-0608955
 (State or other jurisdiction   (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)

                             270 Munoz Rivera Avenue
                           San Juan, Puerto Rico 00918
               (Address of principal executive offices) (Zip Code)

                                 (787) 751-7340
                    (Registrant's telephone number, including
                                   area code)

                              --------------------

   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02     Results of Operations and Financial Condition.

This information set forth under "Item 2.02. Results of Operations and Financial Condition," including the Exhibits attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

On October 26, 2004, EuroBancshares, Inc. issued a press release announcing its earnings for the third quarter and nine months ended September 30, 2004. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.



Item 7.01     Regulation FD Disclosure.

This information set forth under "Item 7.01. Regulation FD Disclosure," including the Exhibits attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Attached as Exhibit 99.2 to this Form 8-K are the Unaudited Consolidated Financial Statements of EuroBancshares, Inc. for the third quarter and nine months ended September 30, 2004.



Item 9.01     Financial Statements and Exhibits.

(c)      Exhibits

         99.1 Press release of EuroBancshares, Inc., dated October 26, 2004, announcing its earnings for the third quarter and nine months ended September 30, 2004.

         99.2 Unaudited Consolidated Financial Statements of EuroBancshares, Inc. for the third quarter and nine months ended September 30, 2004.


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Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     EUROBANCSHARES, INC.



Date:  October 29, 2004              By:   /s/ Rafael Arrillaga-Torrens, Jr.
                                        ----------------------------------------
                                        Rafael Arrillaga-Torrens, Jr.
                                        Chairman of the Board, President and
                                        Chief Executive Officer


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                                  EXHIBIT INDEX
                                  -------------

Exhibit     Description
-------     -----------
No.
---

  99.1 Press release of EuroBancshares, Inc., dated October 26, 2004, announcing its earnings for the third quarter and nine months ended September 30, 2004.

  99.2 Unaudited Consolidated Financial Statements of EuroBancshares, Inc. for the third quarter and nine months ended September 30, 2004.